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                                                                      EXHIBIT 14

                         ZURICH FINANCIAL SERVICES GROUP

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                              ORGANIZATIONAL CHART
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Allied Zurich p.l.c. owns 43% of Zurich Financial Services
Zurich Allied AG owns 57% of Zurich Financial Services
Zurich Financial Services owns 100% of Allied Zurich Holdings
Zurich Financial Services owns 90% of Farmers Group, Inc.
Allied Zurich Holdings owns 10% of Farmers Group, Inc.
Zurich Financial Services owns 99.091% of Zurich Insurance Company
Minority Shareholders from Exchange Offer own .9% of Zurich Insurance Company
         (Zurich, Switzerland)
Zurich Insurance Company and certain affiliates own 14% of Provident Companies, Inc.
         (US - TN)
Provident Companies, Inc. owns 100% of Provident Life and Accident Insurance Co
         (US - TN)
Provident Companies, Inc. owns 100% of Provident Life and Casualty Insurance Co
         (US - TN)
Provident Companies, Inc. owns 100% of Provident National Assurance Co (US - TN)
Provident Companies, Inc. owns 100% of The Paul Revere Corporation (US - MA)
Provident Companies, Inc. owns 100% of The Paul Revere Life Insurance Company
         (US - MA)
The Paul Revere Life Insurance Company owns 100% of The Paul Revere Protective
         Life Insurance Company (US - DE)
The Paul Revere Life Insurance Company owns 100% of The Paul Revere Variable
         Annuity Insurance Company (US - MA)
Zurich   Insurance Company owns 100% of Zurich Holding Company of America (US -
         DE)
Zurich Holding Company of America owns 100% of Zurich American Insurance
         Company (US - NY)
Zurich Holding Company of America owns 100% of Universal Underwriters Acceptance
         Corp. (US - KS)
Zurich Holding Company of America owns 100% of Zurich Global, Ltd. (Bda)
Zurich Holding Company of America owns 100% of Universal Underwriters Service
         Corp. of Texas (US - TX)
Zurich Holding Company of America owns 100% of The Zurich Services Corporation
         (US - IL)
Zurich Holding Company of America owns 99.9923% of Risk Enterprise Management
         Limited (US - DE)
Insurance Partners Advisors, L.P. (US - DE) owns .007% of Risk Enterprise
         Management Limited
Zurich Holding Company of America owns 100% of Zurich American Brokerage, Inc.
         (US - NY)
Zurich Holding Company of America owns 100% of Universal Underwriters Services
         Corp. (US - MO)

Zurich Holding Company of America owns 99.5% of UUBVI, Limited (BVI)
Universal Underwriters Services Corp. owns .50% of UUBVI, Limited
Zurich Holding Company of America owns 36.6% of Scudder Kemper Investments, Inc.
         (US - DE)
Individual Shareholders own 20.86% of Scudder Kemper Investments, Inc.
SKI Exec. Defined Cont. Plan owns 9.66% of Scudder Kemper Investments, Inc.
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Zurich Holding Company of America owns 100% of ZKI Holding Corp. (US - DE)
ZKI Holding Corp. owns 32.85% of Scudder Kemper Investments, Inc.
ZKI Holding Corp. owns 8.33% of Kemper Corporation (US - DE)
Scudder Kemper Investments, Inc. owns 100% of Zurich Kemper Investments, Inc.
         (US - DE)
Zurich Holding Company of America owns 71.67% of Kemper Corporation
Zurich Holding Company of America owns 100% of Zurich Finance (USA), Inc.
         (US - DE)
Zurich Insurance Company owns 99% of Zurich Life Insurance Company
         (Zurich, Switzerland)
Zurich Insurance Company owns 20% of Kemper Corporation
Zurich Insurance Company owns 100% of Zurich Towers, Inc. (US - IL)
Zurich American Insurance Company owns 100% of Empire Fire and Marine Insurance
         Company (US - NE)
Empire Fire and Marine Insurance Company owns 100% of Empire Indemnity Insurance
         Company (US - OK)
Empire Fire and Marine Insurance Company owns 100% of Douglas Street Premium
         Finance Company of California (US - CA)
Empire Fire and Marine Insurance Company owns 100% of Douglas Street Premium
         Finance Company (US - NE)
Empire Fire and Marine Insurance Company owns 100% of Minnesota Marketing Center,
         Inc. (US - MN)
Empire Fire and Marine Insurance Company owns 51% of Truckwriters, Inc. (US - NE)
Empire Fire and Marine Insurance Company owns 100% of Empire Management
         Services, Inc. (US - NE)
Zurich American Insurance Company owns 100% of American Guarantee and Liability
         Insurance Company (US - NY)
American Guarantee and Liability Insurance Company owns 100% of Diversified
         Specialty Risk, Inc. (US - TX)
American Guarantee and Liability Insurance Company owns 70% of Specialty Producer
         Group, Inc. (US - DE)
Ken Redfern owns the remaining 21% of Specialty Producer Group, Inc.
Specialty Producer Group, Inc. owns 100% of Daniels-Head Insurance Agency, Inc.
         (US - TX)
Daniels-Head Insurance Agency, Inc. (TX) owns 100% of Daniels-Head Insurance
         Agency, Inc. (US - KY)
Daniels-Head Insurance Agency, Inc. (TX) owns 100% of Daniels-Head Insurance
         Agency, Inc. (US - CA)


Daniels-Head Insurance Agency, Inc. (TX) owns 100% of Daniels-Head Insurance
         Agency, Inc. (US - NV)
Daniels-Head Insurance Agency, Inc. (TX) owns 100% of O'Connor West Insurance
         Agency, Inc.
Daniels-Head Insurance Agency, Inc. (TX) owns 100% of Head Insurance Agency, Inc.
         (US - OH)
Zurich American Insurance Company owns 100% of Steadfast Insurance Company
         (US - DE)
Steadfast Insurance Company owns 100% of American Zurich Insurance Company
         (US - IL)
American Zurich Insurance Company owns 100% of Zurich American Insurance
         Company of Illinois (US - IL)
Zurich American Insurance Company owns 85% of Maryland Casualty Company
         (US - MD)
Zurich Holding Company of America (US - DE) owns 15% of Maryland Casualty
         Company
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Maryland Casualty Company owns 100% of Robert Hampson, Inc. (Canada)
Maryland Casualty Company owns 100% of Assurance Company of America (US - NY)
Maryland Casualty Company owns 100% of Maine Bonding & Casualty Company
         (US - ME)
Maryland Casualty Company owns 100% of Maryland Insurance Company (US - TX)
Maryland Casualty Company owns 100% of Zurich Insurance Agency (US - MD)
Maryland Casualty Company owns 100% of Maryland Management Corporation
         (US - TX)
Maryland Casualty Company owns 100% of Trust Agreements - Maryland Lloyds
         (US - TX)
Maryland Casualty Company owns 100% of Zurich Agency Services, Inc. (US - TX)
Maryland Casualty Company owns 100% of National Standard Insurance Company
         (US - TX)
Maryland Casualty Company owns 100% of Northern Insurance Company of New York
         (US - NY)
Maryland Casualty Company owns 100% of Steadfast Reinsurance Company, Ltd. (Bda)
Maryland Casualty Company owns 100% of Valiant Insurance Company (US - IA)
Zurich American Insurance Company owns 100% of Fidelity and Deposit Company of
         Maryland (US - MD)
Fidelity and Deposit Company of Maryland owns 100% of Colonial American Casualty
         & Surety Company (US - MD)
Fidelity and Deposit Company of Maryland owns 100% of 300 St. Paul Corporation
         (US - MD)
Fidelity and Deposit Company of Maryland owns 51% of Maryland Netherlands Credit
         Insurance Company (US - MD)
Fidelity and Deposit Company of Maryland owns 94% of Mountbatten Holding, Inc.
         (US - PA)
Mountbatten Holding, Inc. owns 100% of The Mountbatten Surety Company, Inc.
         (US - PA)

Mountbatten Holding, Inc. owns 100% of HMS Dreadnought, Inc. (US - DE)
Zurich American Insurance Company owns 100% of Universal Underwriters Insurance
         Company (US - KS)
Universal Underwriters Insurance Company owns 100% of Universal Underwriters of
         Texas Insurance Company (US - TX)
Universal Underwriters Insurance Company owns 100% of Mountain Insurance Agency
         (US - MA)
Universal Underwriters Insurance Company owns 100% of Universal Underwriters Life
         Insurance Company (US - KS)
Kemper Corporation owns  100% of KFC Portfolio Corp. (US - DE)
KFC Portfolio Corp. owns 100% of Kemper Real Estate, Inc. (US - DE)
KFC Portfolio Corp. owns 100% of KR CBDV (US - DE)
KFC Portfolio Corp. owns 100% of Kemper/Cymrot, Inc. (US - DE)
Kemper/Cymrot, Inc. owns 100% of Kemper/Cymrot Management, Inc. (US - GA)
KFC Portfolio Corp. owns 100% of KILICO Realty Corporation (US - IL)
KFC Portfolio Corp. owns 100% of Maunalua Associates, Inc. (US - HI)
Maunalua Associates, Inc. owns 100% of Pacific Homes, Inc. (US - HI)
Kemper Corporation owns 66.67% of ZKS Real Estate Partners, L.L.C. (US - DE)
Kemper Corporation owns 100% of Zurich Direct, Inc. (US - IL)
Zurich Direct owns 100% of Zurich Direct, Inc. of Texas (US - TX)
         (Note:  Zurich Direct, Inc. of Texas is 100% owned by a Texas resident under contract with Zurich Direct, Inc. of Texas.)
Kemper Corporation owns 100% of Federal Kemper Life Assurance Company
         (US - IL)
Federal Kemper Life Assurance Company owns 66.7% of KI/FKLA Ardenwood, L.L.C.
         (US - DE)
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Federal Kemper Life Assurance Company owns 30% of KL-75, L.L.C. (US - DE)
Federal Kemper Life Assurance Company owns 50% of KI/FKLA Rancho Realty, L.L.C.
         (US - DE)
Kemper Corporation owns 100% of Kemper Portfolio Corp. (US - DE) Kemper
Portfolio Corp. owns 100% of FKLA Realty Corporation (US - IL)
Kemper Corporation owns 50% of Kemper Real Estate Management Company
         (US - DE)
Kemper Corporation owns 75% of KLMLP, L.P. (US - DE)
         (Note:  KLMLP, L.P. is a Delaware limited partnership.  Kemper Corporation's indirect ownership of KLMLP, L.P. is as follows:  29.7% KILICO Realty
         Corporation; 20.85% FKLA Realty Corporation; 1.5% Kemper Portfolio
Corp.; 22.5% KFC Portfolio Corp.; 0.3% Kemper investors Life Insurance Company;
and 0.15% Federal Kemper Life Assurance Company.)
KLMLP, L.P. owns 100% of Butterfield Financial Corporation (US - CA)
KLMLP, L.P. owns 100% of Kemper/Lumbermens Properties, Inc. (US - DE)
KLMLP, L.P. owns 100% of Ardenwood Financial Corporation (US - CA)
KLMLP, L.P. owns 100% of KRDC, Inc. (US - CA)
Kemper Corporation owns 100% of Zurich Life Insurance Company of America
         (US - IL)

Kemper Corporation owns 33% of 20th Century Asset Management Corporation Limited
         (India)
Zurich Insurance Company (Zurich, Switzerland) owns 33% of 20th Century Asset
         Management Corporation Limited
Kemper Corporation owns 100% of Kemper Investors Life Insurance Company
         (US - IL)
Kemper Investors Life Insurance Company owns 100% of Investors Brokerage Services,
         Inc. (US - DE)
Kemper Investors Life Insurance Company owns 100% of Investors Brokerage Services
         Insurance Agency, Inc. (US - DE)
Kemper Investors Life Insurance Company owns 100% of Investors Brokerage Services
         Insurance Agency, Inc. of Texas (US - TX)
         (Note:  Investors Brokerage Services Insurance Agency, Inc. of Texas is 100%
         owned by a Texas resident under contract with Investors Brokerage Services
         Insurance Agency, Inc. of Texas.)
Kemper Investors Life Insurance Company owns 100% of IBS Insurance Agency, Inc. of
         Ohio (US - OH)  (Note:  IBS Insurance Agency, Inc. of Ohio is 100%
         owned by an Ohio resident under contract with IBS Insurance Agency, Inc. of
         Ohio.)
Kemper Investors Life Insurance Company owns 30% of KL-75 L.L.C.
Kemper Investors Life Insurance Company owns 33.3% of KI/FKLA Ardenwood L.L.C.
Kemper Investors Life Insurance Company owns 50% of KI/FKLA Rancho Realty,
         L.L.C.
Kemper Investors Life Insurance Company owns 100% of IBS Insurance Agency, Inc. of
         Ohio (US - OH)
         (Note:  IBS Insurance Agency, Inc. of Ohio is 100% owned by an Ohio resident under contract with IBS Insurance Agency, Inc. of Ohio.)
Fidelity Life Association, A Mutual Legal Reserve Company (US - DE) is 100%
         owned by its policyholders
Scudder Kemper Investments, Inc. owns 100% of Scudder Investments Japan, Inc.
Scudder Kemper Investments, Inc. owns 100% of Scudder, Stevens & Clark Asia
         Limited
Scudder Kemper Investments, Inc. owns 100% of Scudder Canada Investor Services
         Limited
Scudder Kemper Investments, Inc. owns 100% of Scudder, Stevens & Clark of Canada,
         Ltd.
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Scudder Kemper Investments, Inc. owns 100% of Scudder, Stevens & Clark
         (Luxembourg) S.A.
Scudder Kemper Investments, Inc. owns 100% of Scudder Trust (Cayman), Ltd.
Scudder Kemper Investments, Inc. owns 100% of Scudder Trust Cayman Ltd.
Scudder Kemper Investments, Inc. owns 100% of Scudder, Stevens & Clark Australia
         Limited
Scudder Kemper Investments, Inc. owns 100% of Scudder, Stevens & Clark Corporation
         (US - DE)


Scudder Kemper Investments, Inc. owns 100% of Scudder, Stevens & Clark Overseas
         Corporation (US - DE)
Scudder Kemper Investments, Inc. owns 50% of AARP/Scudder Financial Management
         Company
Scudder Kemper Investments, Inc. owns 100% of Korea Bond Fund Management Co.
         Limited
Scudder Kemper Investments, Inc. owns 100% of Scudder Cayman L.A. Power II-P Ltd.
Scudder Kemper Investments, Inc. owns 100% of Scudder Cayman L.A. Power II-C Ltd.
Scudder Kemper Investments, Inc. owns 100% of SFA, Inc. (US - DE)
Scudder Kemper Investments, Inc. owns 100% of Scudder Kemper Investments AG
Scudder Kemper Investments, Inc. owns 49.75% of Scudder Trust Company (US - NH)
Scudder Kemper Investments, Inc. owns 50% of Scudder Defined Contributions
         Services, Inc. (US - DE)
Scudder Kemper Investments, Inc. owns 50% of Scudder Capital Stock Corporation
         (US - DE)
Scudder Capital Asset Corporation (US - DE) owns 48.75% of Scudder Trust Company
Scudder Capital Asset Corporation owns 50% of Scudder Defined Contributions
         Services, Inc.
Scudder Capital Asset Corporation owns 50% of Scudder Capital Stock Corporation
Scudder Kemper Investments, Inc. owns 50% of Kemper Distributors, Inc. (US - DE)
Scudder Kemper Investments, Inc. owns 50% of Scudder Capital Planning Corporation
         (US - DE)
Scudder Kemper Investments, Inc. owns 50% of Scudder Capital Asset Corporation
         (US - DE)
Scudder Kemper Investments, Inc. owns 50% of Scudder Brokerage Services, Inc.
         (US - DE)
Scudder Kemper Investments, Inc. owns 50% of Scudder Investor Services, Inc.
         (US - MA)
Scudder Kemper Investments, Inc. owns 50% of Scudder Service Corporation
         (US - MA)
Scudder Kemper Investments, Inc. owns 99% of Scudder Realty Holdings (II) L.L.C.
         (US - DE)
Scudder Capital Stock Corporation owns 50% of Kemper Distributors, Inc.
Scudder Capital Stock Corporation owns 50% of Scudder Capital Planning Corporation
Scudder Capital Planning Corporation owns 50% of Scudder Capital Asset Corporation
Scudder Capital Planning Corporation owns 50% of Scudder Fund Accounting
         Corporation (US - DE)
Scudder Capital Planning Corporation owns 50% of SS&C Investment Corp. (US - DE)
Scudder Capital Planning Corporation owns 50% of Kemper Service Company
         (US - DE)
Scudder Capital Stock Corporation owns 50% of Scudder Brokerage Services, Inc.
Scudder Capital Stock Corporation owns 50% of Scudder Investor Services, Inc.
Scudder Investor Services, Inc. owns 100% of Scudder Insurance Agency, Inc.
         (US - MA)
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Scudder Investor Services, Inc. owns 100% of Scudder Insurance Agency of New York,
         Inc. (US - NY)
Scudder Investor Services, Inc. owns 100% of SIS Investment Corporation (US - DE)
Scudder Investor Services, Inc. owns 100% of Scudder Insurance Agency, Inc. (CA)
         (US - CA)
Scudder Capital Stock Corporation owns 50% of Scudder Service Corporation
Scudder Service Corporation owns 1% of Scudder Realty Holdings (II) L.L.C.
Scudder Service Corporation owns 100% of SRV Investment Corporation (US - DE)
Scudder Service Corporation owns 99.5% of Scudder Realty Holdings Corporation
         (US - DE)
107 Individual Shareholders own 0.5% of Scudder Realty Holdings Corporation
Scudder Kemper Investments, Inc. owns 50% of Scudder Fund Accounting Corporation
Scudder Kemper Investments, Inc. owns 50% of SS&C Investment Corp.
Scudder Kemper Investments, Inc. owns 50% of Kemper Service Company
Scudder Kemper Investments, Inc. owns 100% of Zurich Investment Management, Inc.
         (US - DE)
Scudder Kemper Investments, Inc. owns 100% of ZKI Agency, Inc. (US - DE)
ZKI Agency, Inc. owns 100% of ZKI Agency of Alabama, Inc. (US - AL)
Scudder Kemper Investments, Inc. owns 100% of Scudder Kemper Holdings (U.K.)
         Limited
Scudder Kemper Holdings (U.K.) Limited owns 100% of Scudder, Stevens & Clark
         Limited
Scudder Kemper Holdings (U.K.) Limited owns 100% of Scudder Investments (U.K.)
         Ltd.
Scudder Investments (U.K.) Ltd. owns 100% of Zurich Investment Management (C.I.)
         Ltd.
Scudder Investments (U.K.) Ltd. owns 100% of Zurich Investment Management (Dublin)
         Ltd.
Farmers Group, Inc. owns 100% of Farmers New World Life Insurance Company
Farmers Group, Inc. owns 95.2% of FIG Leasing Co., Inc.
Farmers Group, Inc. owns 100% of Farmers Services Corp.
Farmers Group, Inc. owns 100% of Farmers Financial Services Corp.
Farmers Group, Inc. owns 100% of Farmers Investment Research & Management, Inc.
Farmers Group, Inc. owns 100% of Farmers Reinsurance Company
Farmers Group, Inc. owns 100% of FIG Travel
Farmers Group, Inc. owns 38% of Prematic Service Corp. (CA)
Prematic Service Corp. (CA) owns 100% of Prematic Service Corp. (NV)
Farmers Group, Inc. owns 100% of Fire Underwriters Association
Fire Underwriters Association owns 70% of F.I.G. Holding Company
Fire Underwriters Association owns 1.7% of FIG Leasing Co., Inc.
Fire Underwriters Association owns 9% of Prematic Service Corp. (CA)
Farmers Group, Inc. owns 100% of Truck Underwriters Association
Truck Underwriters Association owns 30% of F.I.G. Holding Company
Truck Underwriters Association owns 3.1% of FIG Leasing Co., Inc.
Truck Underwriters Association owns 53% of Prematic Service Corp. (CA)

Farmers Insurance Exchange is 100% owned by its policyholders  (Note:  Managed by
         Farmers Group, Inc. dba Farmers Underwriters Association)
Farmers Insurance Exchange owns 70% of Farmers Insurance Co., Inc.
Farmers Insurance Exchange owns 86.3% of Texas Farmers Insurance Co.
Farmers Insurance Exchange owns 70% of Farmers Insurance Co. of Arizona
Farmers Insurance Exchange owns 80% of Farmers Insurance Co. of Idaho
Farmers Insurance Exchange owns 100% of Illinois Farmers Insurance Co.
Illinois Farmers Insurance Co. owns 100% of Farmers New Century Insurance Company
Farmers Insurance Exchange owns 80% of Mid Century Insurance Co.
Mid Century Insurance Co. owns 13.7% of Texas Farmers Insurance Co.
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Farmers Insurance Exchange owns 100% of Mid Century Insurance Co. of Texas
Farmers Insurance Exchange owns 80% of Farmers Insurance Co. of Oregon
Farmers Insurance Exchange owns 100% of Farmers Insurance of Columbus, Inc.
Farmers Insurance Exchange owns 80% of Civic Property & Casualty Co.
Farmers Insurance Exchange owns 80% of Exact Property & Casualty Co.
Farmers Insurance Exchange owns 80% of Neighborhood Spirit Property & Casualty Co.
Fire Insurance Exchange is owned 100% by its policyholders  (Note:  Managed by Fire
         Underwriters Association)
Fire Insurance Exchange owns 80% of Farmers Insurance Co. of Washington
Fire Insurance Exchange owns 10% of Farmers Insurance Co., Inc.
Fire Insurance Exchange owns 10% of Farmers Insurance Co. of Arizona
Fire Insurance Exchange owns 6.7% of Farmers Insurance Co. of Idaho
Fire Insurance Exchange owns 10% of Mid Century Insurance Co.
Fire Insurance Exchange owns 10% of Civic Property & Casualty Co.
Fire Insurance Exchange owns 10% of Exact Property & Casualty Co.
Fire Insurance Exchange owns 10% of Neighborhood Spirit Property & Casualty Co.
Truck Insurance Exchange is owned 100% by its policyholders  (Note:  Managed by
         Truck Underwriters Association)
Truck Insurance Exchange owns 80% of Farmers Insurance Co. of Washington
Truck Insurance Exchange owns 20% of Farmers Insurance Co., Inc.
Truck Insurance Exchange owns 20% of Farmers Insurance Co. of Arizona
Truck Insurance Exchange owns 13.3% of Farmers Insurance Co. of Idaho
Truck Insurance Exchange owns 100% of Farmers Security Co.
Truck Insurance Exchange owns 20% of Farmers Insurance Co. of Oregon
Truck Insurance Exchange owns 10% of Mid Century Insurance Co.
Truck Insurance Exchange owns 10% of Civic Property & Casualty Co.
Truck Insurance Exchange owns 10% of Exact Property & Casualty Co.
Truck Insurance Exchange owns 10% of Neighborhood Spirit Property & Casualty Co.
Farmers Texas County Mutual is owned 100% by its policyholders  (Note:  Managed by
         Farmers Group, Inc. dba Farmers Underwriters Association)
Zurich Insurance Company owns 43% of Zurich International (Bermuda) Ltd. (Bda)
Zurich Insurance Company owns 65% of Zurich Centre Group Holdings Limited (Bda)
Zurich International (Bermuda) Ltd. owns 35% of Zurich Centre Group Holdings Limited
Other Zurich Subsidiaries own 57% of Zurich International (Bermuda) Ltd.


Other Zurich Subsidiaries own 100% of Series B Preferred Stock of Zurich Centre Group
         Holdings Limited

ZC Advisers International (Bda) have an advisery contract with Zurich Centre Group
         Holdings Limited
ZC Advisers (US - NY) have an advisory contract with Zurich Centre Group
         Holdings Limited

Zurich Centre Group Holdings Limited owns 100% of Centre Reinsurance Services
         (Bermuda) Limited (Bda)
Centre Reinsurance Services (Bermuda) Limited owns 44% of Insurance GenPar
         (Bermuda), LP (Bda)
Others own 45% of Insurance GenPar (Bermuda), LP
Insurance Partners Offshore (Bermuda), LP is a 1% General Partner of Insurance GenPar
         (Bermuda), LP
Zurich Centre Group Holdings Limited owns 100% of Zurich Home Investments Limited
         (Bda)
Zurich Centre Group Holdings Limited owns 100% of ZC Sterling Holdings Limited
         (US - DE)
ZC Sterling Holdings Limited owns 81% of ZC Sterling Insurance Agency (US - CA)
Zurich Centre Group Holdings Limited owns 100% Preferred Stock of CentreLine
         Reinsurance Limited (Bda)
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CentreLine Reinsurance Limited owns 100% of Mendip Insurance & Reinsurance
         Company Limited (Bda)
Zurich Centre Group Holdings Limited owns 100% of Strategic Services Centre Limited
         (Bda)
Zurich Centre Group Holdings Limited owns 100% of ZC Life Reinsurance Limited
         (Bda)
Zurich Centre Group Holdings Limited owns 100% of Centre Life Holdings (Delaware)
         Limited (US - DE)
Centre Life Holdings (Delaware) Limited owns 100% of Centre Life Reinsurance
         Limited (Bda)
Zurich Centre Group Holdings Limited owns 100% of Centre Reinsurance Holdings
         Limited (Bda)
Zurich Centre Group Holdings Limited owns 72% Preferred Stock of Centre Reinsurance
         Holdings Limited
Others own 28% Preferred Stock of Centre Reinsurance Holdings Limited
Centre Reinsurance Holdings Limited owns 100% of Centre Solutions (Bermuda)
         Limited (Bda)
Others own Preferred Stock of Centre Solutions (Bermuda) Limited
Centre Solutions (Bermuda) Limited owns non-voting common stock of Mendip
         Insurance & Reinsurance Company Limited (Bda)
Centre Solutions (Bermuda) Limited owns 39.6% of Florida Select Insurance Holdings,
         Inc. (US - DE)
Florida Select Insurance Holdings, Inc. owns 100% of Florida Select Insurance Co.
         (US - FL)


Florida Select Insurance Holdings, Inc. owns 100% of Florida Select Insurance Agency
         (US - FL)
Centre Solutions (Bermuda) Limited owns 50% of Advance Travel Holdings (Bermuda)
         Limited (Bda)
Centre Solutions (Bermuda) Limited owns 51% of Strategic Risk Management Holdings
         Limited (Bda)
Strategic Risk Management Holdings Limited owns 100% of SRM Brokers Limited
         (Bda)
Strategic Risk Management Holdings Limited owns 100% of SRM Managers Limited
         (Bda)
Strategic Risk Management Holdings Limited owns 100% of SRM Consultants Limited
         (Bda)
SRM Consultants Limited owns 100% of Strategic Risk Management (Propriety) Limited
         (South Africa)
SRM Consultants Limited owns 100% of Strategic Risk Management Limited (UK)
Centre Solutions (Bermuda) Limited owns 100% of Centre Solutions (Asia) Limited
         (Bda)
Centre Solutions (Bermuda) Limited owns 100% of CRSIII Limited (Bda)
CRSIII Limited owns 100% of Centre Representatives (Asia) Limited (Hong Kong)
CRSIII Limited owns $20 million of Superior National Capital, L.P. (Bda)
CRSIII Limited owns 100% of Centre Solutions (Australia) Limited (Australia)
CRSIII Limited owns 100% of Centre Reinsurance Services (Bermuda) IV Limited (Bda)
Centre Solutions (Bermuda) Limited owns 100% of Finwas Financing (Bermuda)
         Limited (Bda)
Centre Solutions (Bermuda) Limited owns 100% of Centre Reinsurance Limited (Bda)
Centre Reinsurance Limited owns 33% non-voting stock of International Insurance

         Advisers, Inc. (US)
Others own 67% of International Insurance Advisers, Inc.

Centre Reinsurance Limited owns 54% of Insurance Partners Offshore (Bermuda), LP
         (Bda)
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Centre Reinsurance Limited owns 30% of International Insurance Investors, L.P. (Bda)
Others own 60% of International Insurance Investors, L.P. (Bda)
Centre Reinsurance Limited owns 100% of Centre Solutions Holdings II (Delaware)
         Limited (US - DE)
Centre Solutions Holdings II (Delaware) Limited owns 100% of Centre Solutions (US)
         Limited (Bda)
Centre Solutions Holdings II (Delaware) Limited owns 100% of ZC Group LLC
         (US - DE) (Note: ZC Group LLC was incorporated in December 1998 to be the employer of ZCG NY personnel. The name of this company was changed to
         Zurich Centre Group LLC effective 1/1/99, immediately after the original Zurich Centre Group LLC was merged in ZC Resource.)

Centre Solutions Holdings II (Delaware) Limited owns 100% of Centre Risk Advisers,
         Inc. (US - DE)


Centre   Solutions (US) Limited owns 100% of ZC Specialty Insurance Company (US
         - TX)
Centre Solutions (US) Limited owns 100% of Centre Solutions Holdings (Delaware)
         Limited (US - DE)
Centre Solutions Holdings (Delaware) Limited owns 100% of Centre Insurance Company
         (US - DE)
Centre Reinsurance Limited owns 100% of Bridge Re (Lux)
Centre Reinsurance Limited owns 100% of Centre Insurance International Company
         (Ireland)
Centre Reinsurance Limited owns 100% of Centre Reinsurance International Company
         (Ireland)
Centre Reinsurance Limited owns 100% of Anglo American Insurance Group Limited
         (Bda)
Centre Solutions (Bermuda) Limited owns 100% of CP Holding Limited (BVI)
Centre Solutions (Bermuda) Limited owns 100% of Centre Reinsurance Representatives
         Limited (England)
Centre Solutions (Bermuda) Limited owns 40% of Pacific Select Insurance Holding, Inc.
         (US - DE)
Pacific Select Insurance Holding, Inc. owns 100% of Pacific Select Insurance Co.
         (US - CA)
Centre Solutions (Bermuda) Limited owns 100% of Centre Investors I Limited (Bda)
Centre Solutions (Bermuda) Limited owns 100% of Centre Investors II Limited (Bda)
Centre Solutions (Bermuda) Limited owns 100% of Centre Investors III Limited (Bda)
Centre Solutions (Bermuda) Limited owns 33% of Golden Gate Reinsurance Company
         Limited (Bda)
Zurich Centre Group Holdings Limited owns 100% of Zurich Payroll Solutions Limited
         (US - DE)
Zurich Centre Group Holdings Limited owns 100% of Zurich S.F. Holdings, Inc.
         (US - DE)
Zurich S.F. Holdings, Inc. owns 100% of Sterling Forest LLC (US)
Zurich S.F. Holdings, Inc. owns 3 other subsidiaries  (Note:  Home Holdings Inc. became a wholly owned subsidiary of Zurich Centre Group Holdings Limited in July
         1998.  Home Holdings Inc. has 4 wholly owned subsidiaries:  Maiden Lane
         Realty, Inc., Home Group Financial Services, Inc., Home Group Funding
         Corporation and Sterling Forest LLC.  Only Sterling Forest LLC is shown on the chart because it is the only one of Home's 4 subsidiaries with which the ZCG group has dealings.
Zurich Centre Group Holdings Limited owns 94% common and 94% preferred stock of
         Cedar Hill Holdings, Inc. (US - DE)
Cedar Hill Holdings, Inc. owns 100% of Cedar Hill Assurance (US - TX)
Zurich Centre Group Holdings Limited owns 100% of Centre Re Holdings Dublin
         (Ireland)
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Centre Re Holdings Dublin owns 100% of Centre Finance Dublin International (Ireland)
Centre Re Holdings Dublin owns 100% of Centre Investments Dublin (Ireland)
Centre Re Holdings Dublin owns 100% of Centre Reinsurance Holdings (Delaware II)
         Limited (US - DE)


Centre Reinsurance Holdings (Delaware II) Limited owns 100% of Centre Reinsurance
         Dublin  (Ireland)
Centre Reinsurance Dublin owns 100% of Centre Reinsurance Holdings (Delaware)
         Limited (US - DE)
Centre Reinsurance Holdings (Delaware) Limited owns 100% of Centre Reinsurance
         (US) Limited (Bda)
Centre Reinsurance (US) Limited owns 100% of Zurich Reinsurance Centre Holdings,
         Inc. (US - DE)
Zurich Reinsurance Centre Holdings, Inc. owns 100% of Zurich Reinsurance (North
         America) Inc. (US - CT)
Zurich Reinsurance (North America) Inc. owns 100% of ZC Insurance Company
         (US - NJ)

Zurich Reinsurance (North America) Inc. owns 24% of Insurance Partners Advisers, LP
         (US - DE)
Service GenPar, LP (US - DE) owns 1% Insurance Partners Advisers, LP
Others own 80% of Insurance Partners Advisers, LP
Centre Reinsurance Holdings (Delaware) Limited owns 100% of Constellation
         Reinsurance Company (US - NY)

Centre Reinsurance Holdings (Delaware) Limited owns 100% of Centre Re Services, Inc.
         (US - NY)
Centre Reinsurance Holdings (Delaware) Limited owns 100% of BDA/US Services
         Limited (US - DE)
Centre Reinsurance Holdings (Delaware) Limited owns 100% of Zurich Centre
         Group LLC (US - DE) (Note: This company was merged into ZC Resource effective 1/1/99 with ZC Resource being the surviving entity. The name of this company was then recycled.)
Centre Reinsurance Holdings (Delaware) Limited owns 100% of Zurich Centre
         Properties, Inc. (US - CT)
Centre Reinsurance Holdings (Delaware) Limited owns 50% of Advance Travel
         Holdings (Delaware) Limited (US - DE)
Advance Travel Holdings (Delaware) Limited owns 100% of Advance Travel Limited
         (US - DE)
Centre Reinsurance Holdings (Delaware) Limited owns 100% of ZC Resource LLC
         (US - DE)
ZC Resource LLC owns 50% of Life Insurance Solutions, LLC (US - DE)
Centre Reinsurance Holdings (Delaware) Limited owns 49% of Claims Solutions Group
         (US - DE)
Others own 51% of Claims Solutions Group (US - DE)
Claims Solutions Group owns 100% of Claims Management Group (UK)
Zurich Centre Group Holdings Limited owns 100% of Anglo American Insurance Group
         (UK) PLC (England)
Anglo American Insurance Group (UK) PLC owns 100% of Anglo American Insurance
         Holdings Limited (England)
Anglo American Insurance Holdings Limited owns 100% of Anglo American
         Underwriting Management Limited (England)

Anglo American Underwriting Management Limited owns 100% of Anglo American
         Insurance Management Services Limited (England)
Anglo American Insurance Holdings Limited owns 100% of Anglo American Insurance
         Company (Bermuda) Limited (Bda)
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Anglo American Insurance Holdings Limited owns 100% of Anglo American Insurance
         Company Limited (England)
Anglo American Insurance Company Limited owns 100% of Mercantile Indemnity
         Limited (England)
Zurich Centre Group Holdings Limited owns 100% of ZCM Holdings (Bermuda)
         Limited (Bda)
ZCM Holdings (Bermuda) Limited owns 100% of Zurich Capital Markets (UK) Limited
         (England)
ZCM Holdings (Bermuda) Limited owns 100% of ZCM Asset Holding Company
         (Bermuda) Limited (Bda)
ZCM Holdings (Bermuda) Limited owns 100% of ZCM Matched Funding (Bermuda)
         Limited (Bda)
ZCM Holdings (Bermuda) Limited owns 100% of Zurich Capital Markets, Inc.
         (US - DE)
Zurich Capital Markets, Inc. owns 100% of Zurich Capital Markets Securities, Inc.
         (US - DE)
Zurich Capital Markets, Inc. owns 100% of ZCM Matched Funding Corp. (US - DE)
Zurich Centre Group Holdings Limited owns 100% of Zurich Capital Markets Company
         (Ireland)
Zurich Centre Group Holdings Limited owns 100% of Centre Financial Services
         Holdings Limited (Bda)
Centre Financial Services Holdings Limited owns 100% of Zurich Structured Finance,
         Inc. (US - DE)
Zurich Structured Finance, Inc. owns 47.125% of CentRe Mortgage Capital LLC
         (US - DE)
CentRe Mortgage Capital LLC owns 100% of National Mortgage Capital, LLC
         (US - MD)
Zurich Structured Finance, Inc. owns 47.375% of CMC TEJV-1, LLC (US - DE)
Zurich Structured Finance, Inc. owns 100% of Centre Kate, Inc. 1 (US - DE)
Zurich Structured Finance, Inc. owns 100% of Centre Kate, Inc. 2 (US - DE)
Zurich Structured Finance, Inc. owns 100% of CTH Affordable Housing Corporation
         (US - DE)
CTH Affordable Housing Corporation owns 100% of CTH Affordable Housing Investor,
         Inc. (US - DE)
CTH Affordable Housing Investor, Inc. owns 100% of CTH MHP, LLC (US - DE)
CTH Affordable Housing Corporation owns 100% of CTH Special General Partner, Inc.
         (US - DE)
CTH Affordable Housing Corporation owns 100% of CTH AHP Corporation (US - DE)
CTH Affordable Housing Corporation owns 100% of CTH WNC, Inc. (US - IL)
CTH Affordable Housing Corporation owns 100% of CTH Special General Partner II,
         Inc. (US - IL)

CTH Affordable Housing Corporation owns 100% of CTH MHP II, Inc. (US - IL)
CTH Affordable Housing Corporation owns 100% of ZSF Appollo Corporation
         (US - IL)
CTH Affordable Housing Corporation owns 100% of CTH/Landmark SLP, Inc.
         (US - DE)
CTH Affordable Housing Corporation owns 100% of ZSF Landmark Corporation
         (US - IL)
Zurich Structured Finance, Inc. is a 1% General Partner and 98% Limited Partner of
         JFS/ZSF 1997, LP (US - VA)
Zurich Structured Finance, Inc. is a 1% General Partner and 98% Limited Partner of
         JFS/ZSF 1998, LP (US - VA)
Zurich Structured Finance, Inc. owns 34.5% common stock and 100% preferred stock of
         Centre Trading Partners LP (US - DE)
Centre Financial Services Holdings Limited owns 47.125% of CMB Limited (Bda)
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Centre Financial Services Holdings Limited owns 45% of Centre Trading Corporation
         (US - DE)
Centre Trading Corporation  owns 1% of Centre Trading Partners LP
Zurich Centre Group Holdings Limited owns 100% of Centre Reinsurance Services
         (Bermuda) II Limited (Bda)
Centre Reinsurance Services (Bermuda) II Limited owns 44% of Insurance GenPar,
         LP (US - DE)
Insurance GenPar, LP is a 1% General Partner of Insurance Partners, LP (US - DE)
Others, Inc. (Centre Re employees) owns 99% of Insurance Partners, LP
Centre Reinsurance Services (Bermuda) II Limited owns 43% of IPC GenPar (Bermuda)
         LP (Bda)
Others own 57% of IPC GenPar (Bermuda) LP
IPC GenPar (Bermuda) LP is a 1% General Partner of Insurance Partners Charman
         (Bermuda) LP (Bda)
Others own 99% General Partner of Insurance Partners Charman (Bermuda) LP
Zurich Centre Group Holdings Limited owns 100% of Centre Reinsurance Services
         (Delaware) Limited (US - DE)
Centre Reinsurance Services (Delaware) Limited owns 44% of Service GenPar, LP
         (US - DE)
Others own 56% of Service GenPar, LP
Zurich Centre Group Holdings Limited owns 50% of THIC Holdings Management
         Corporation (US - DE)